                                                                 EXHIBIT 10.10


                                  SEMINIS, INC.
                          SEMINIS VEGETABLE SEEDS, INC.
                    MODIFICATION AND INTERIM WAIVER AGREEMENT



To the Lender Parties to the Credit
   Agreement Identified Below

Ladies and Gentlemen:

     We refer to the Credit Agreement dated as of June 28, 1999 (the "Credit Agreement") among the undersigned, SEMINIS, INC., a Delaware corporation ("Seminis"), SEMINIS VEGETABLE SEEDS, INC., a California corporation ("SVS" ) and SVS HOLLAND B.V., a private company with limited liability incorporated under the laws of The Netherlands ("SVS Holland" and, together with Seminis and SVS, individually a "Borrower" and collectively the "Borrowers"), the Banks from time to time party thereto and Harris Trust and Savings Bank, as administrative agent for the Banks (the "Administrative Agent"), as heretofore or hereafter amended (the "Credit Agreement"), capitalized terms used without definition below to have the meanings ascribed to them in the Credit Agreement.

     The Borrowers were not in compliance with Sections 7.20 and 7.22 of the Credit Agreement as of September 30, 2000 and anticipate they will not be in compliance with either of those Sections of the Credit Agreement as of December 31, 2000 and March 31, 2001. In addition the Borrowers have informed the Banks that they will not be able to pay the principal installments on the Term Loans in the principal amount of $12,500,000 that are due on December 31, 2000. Therefore, Events of Default may arise under the Credit Agreement. The Borrowers have requested that the Banks waive compliance with Sections 7.20 and 7.22 of the Credit Agreement, reamortize the Term Loans and otherwise modify and waive certain provisions of the Credit Agreement, and the Banks are willing to do so on the terms and conditions contained in this Modification and Interim Waiver Agreement (the "Agreement").

     Accordingly, upon satisfaction of the conditions precedent to effectiveness set forth below, the Borrowers and the Banks agree as follows:

     1. Interim Waivers with Respect to Certain Financial Covenants. Any Potential Default or Event of Default occasioned solely by the failure of the Borrowers to be in compliance with Section 7.20 or 7.22 of the Credit Agreement as of, but only as of, September 30, 2000, December 31, 2000 and March 31, 2001 (each a "Test Date") is hereby waived but only for the period (the "Waiver Period") from the applicable Test Date to and including April 30, 2001 (the "Expiry Date"). From and after the Expiry Date such waivers shall be of no further force or effect and, absent a further waiver of such Potential Defaults and/or Events of Default by the Required Banks such Potential Defaults and Events of Default shall once again arise all as though the waivers provided for in this Section 1 had never been given.

     2. Extension of Term Loan Maturities Due December 31, 2000. Notwithstanding anything to the contrary contained in the Credit Agreement or the Term Credit Notes, the principal installments of the Term Loans in an aggregate amount of $12,500,000 due December 31, 2000 shall be payable in two installments each in the principal amount of $6,250,000 which shall be due and payable on March 31,2001 and April 30, 2001. These installments are in addition to any other principal installments of the Term Loans required to be made pursuant to the Credit Agreement.

     3. Additional Collateral. (a) No later than January 31, 2001, the Domestic Borrowers shall, and shall cause each of their Domestic Subsidiaries to, grant to the Administrative Agent for the benefit of the Banks valid and enforceable mortgage liens on all of their real property, buildings and improvements (including fixtures) located in the United States of America, other than (i) the Oxnard Facility and any other property that is subject to a lien the terms of which either prohibit the granting of a second lien on the property in question or require a third party's consent to the granting of such lien and such consent has been requested and denied or withheld (collectively, the "Excluded First Lien Properties"), and (ii) any real property having a fair market value of less than $400,000 or, if the fair market value of any real property is unknown, a book value of less than $250,000, all pursuant to mortgages or deeds of trust satisfactory in form and substance to the Administrative Agent. The Domestic Borrowers shall not, nor shall they permit their Domestic Subsidiaries to, grant any further consensual liens or encumbrances on any of the Excluded First Lien Properties.

     (b) No later than February 28, 2001, SVS Holland will grant to the Administrative Agent for the benefit of the Banks valid, perfected and enforceable liens on all of its assets, including without limitation all of its inventory, accounts receivable, general intangibles, machinery and equipment and intellectual property, all in the manner required or permitted by the laws of The Netherlands and pursuant to documentation satisfactory in form and substance to the Administrative Agent. Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, the liens and security interests granted by SVS Holland pursuant to this Agreement shall secure only SVS Holland's indebtedness, obligations and liabilities under the Loan Documents.

     (c) As soon as practicable but in any event no later than February 28, 2001, the Domestic Borrowers shall take, and cause all Subsidiaries thereof to take, such action as shall be necessary in the reasonable opinion of the Administrative Agent to grant the Administrative Agent valid, perfected and enforceable first liens on the germplasm, other biological material and intellectual property of the Borrowers and their Subsidiaries located in foreign countries including but not limited to The Netherlands, Chile, Spain, France, Italy and Korea, all as collateral security for the Obligations (as defined in the Security Agreement).

     (d) No later than February 28, 2001, the Domestic Borrowers shall take, and cause all Domestic Subsidiaries thereof to take, such action as shall be necessary in the reasonable opinion of the Administrative Agent to cause all liens granted to the Administrative Agent on the capital stock of or other equity interest in Choong Ang, Hungnong and certain other Foreign Subsidiaries owned directly by the Domestic Borrowers or any of their Domestic Subsidiaries (limited to 66% of the issued and outstanding voting equity interests) to be perfected in the manner required by the law of the jurisdiction in which such Foreign Subsidiary is organized so as to be enforceable against creditors in such foreign jurisdictions

     (e) In connection with the execution and delivery of the security documentation described in this Section 3 the Borrowers shall deliver or cause to be delivered to the Administrative Agent such legal opinions, title insurance and other instruments and documents as the Administrative Agent or its counsel may reasonably require within such time frames as the Administrative Agent may reasonably specify.

     (f) Except as otherwise provided herein, the liens and security interests granted to the Administrative Agent pursuant to this Section 3 shall secure all of the Obligations (as defined in the Security Agreement).

     (g) The requirements contained in subsections (c) and (d) of this Section 3 shall be subject to such limitations as the Required Banks, after consultation with Seminis, may reasonably determine are appropriate so as not to impose a cost (including without limitation domestic and foreign taxes) upon the Borrowers and their Subsidiaries which is disproportionate to the benefit to be gained by the Banks through the provision of such collateral security and as may be necessary in order to accommodate limitations or requirements of local law. On or before January 15, 2001 the Administrative Agent and a group of Banks acting as a steering committee for the Banks (the "Steering Committee") shall recommend to the Banks a course of action to be taken with respect to the foregoing which the Steering Committee believes to be reasonable and appropriate under the circumstances and shall report to the Banks as to the modifications, limitations and restrictions which should be imposed in connection with the foregoing and if approved by the Required Banks such modifications, conditions and restrictions shall be binding upon all of the Banks.

     (h) No later than January 8, 2001, the Borrowers shall deliver to the Administrative Agent stock certificate representing 66% of the issued and outstanding capital stock of each of the Domestic Borrowers' Foreign Subsidiaries (except for such certificates delivered in satisfaction of Section 22(c)(ii) hereof) to the extent such capital stock is evidenced by a certificate, together with an executed stock power (or equivalent, if any) executed in blank for each such certificate.

     4. Rescheduling of Final Maturity of Term Loans. Notwithstanding anything to the contrary contained in the Credit Agreement or the Term Credit Notes, the Term Loans shall mature and be due and payable in full on June 30, 2002.

     5. Revolving Credit Termination Date. Notwithstanding anything to the contrary contained in the Credit Agreement or the Revolving Credit Notes, the Termination Date of the Revolving Credit shall be June 30, 2002.

     6. Mandatory Prepayments with Proceeds of Certain Asset Sales. Upon receipt by Seminis or any of its Subsidiaries of cash proceeds in excess of $2,500,000 in the aggregate from any sale or other disposition of Property, other than sales or other dispositions reflected in the cash flow projections for Seminis and its Subsidiaries attached to this Agreement as Exhibit A

(the "Cash Flow Projections"), the Borrowers shall prepay the Term Loans and the Revolving Credit Loans then outstanding ratably in accordance with the outstanding principal amount of the Term Loans and the amount of the Revolving Credit Commitments, such prepayment to be in an amount equal to the cash proceeds received by Seminis or its Subsidiaries in respect of such sale, less
(x) any expenses reasonably incurred by Seminis or its Subsidiaries in respect of such sale and (y) (i) the amount of any Debt secured by a Lien on such Property and required to be discharged from, and actually discharged from, the proceeds thereof and (ii) any taxes actually paid or payable by Seminis or its Subsidiaries (as estimated by a senior financial or accounting officer of Seminis, giving effect to the overall tax position of the Borrowers). Upon any prepayment of the Revolving Credit Loans pursuant to this Section 6 the Revolving Credit Commitments shall automatically and permanently be reduced by the amount of such prepayment and each Bank's Revolving Credit Commitment shall automatically and permanently be reduced by such Bank's Commitment Percentage of such reduction.

     7. Capital Expenditures. Notwithstanding anything to the contrary contained in the Credit Agreement or the other Loan Documents, without the Required Banks' prior written consent (which consent will not be unreasonably withheld), no Borrower shall expend or incur, or permit any of its Subsidiaries to expend or incur, for:

          (a) Capital Expenditures outside of the United States of America ("International Capital Expenditures") in an amount in excess of the amounts contemplated in the cash flows for such Subsidiaries as shown on the Cash Flow Projections,

          (b) Capital Expenditures within the United States of America other than (i) Capital Expenditures in an amount reasonably determined by Seminis and scheduled on the Cash Flow Projections to be the minimum amount necessary for the maintenance of the Property of Seminis and its Domestic Subsidiaries in the United States of America, and (ii) Capital Expenditures consisting of the costs of completing the purchase and installation of equipment at the Oxnard Facility shown on the Cash Flow Projection; provided, that this subsection (b) shall not apply if and when the Borrowers pay both of the principal payments required by Section 2 hereof and the accrued interest and L/C Participation Fees at the Additional Margin required to be paid on April 30, 2001, by Section 14 hereof; or

          (c) Capital Expenditures made by Choong Ang, Hungnong and their Subsidiaries, unless such Capital Expenditures are funded with funds generated by Choong Ang, Hungnong and their Subsidiaries.

     8. Restricted Payments. Notwithstanding anything to the contrary contained in the Credit Agreement or the other Loan Documents, Seminis will not make any Restricted Payments except for Restricted Payments reflected in the Cash Flow Projections.

     9. Bridge Loan Permitted. Notwithstanding anything to the contrary contained in the Credit Agreement or the other Loan Documents, Seminis and SVS may incur Debt in a principal amount not to exceed $7,000,000 and on terms and conditions acceptable to the Required Banks

(the "Bridge Loan"). The proceeds of the Bridge Loan will be used only for cash used in operations and to pay interest on the Loans. Seminis may repay the Bridge Loan only with either any dividend or other distribution made on the capital stock of Choong Ang and Hungnong or with the proceeds of the sale of SVS's equity interest in LSL Plantscience, LLC, a Delaware limited liability company ("LSL"). Such repayment shall be permitted notwithstanding the fact that the Administrative Agent has or shall have a security interest in certain of the capital stock of Choong Ang and Hungnong.

     10. Recapitalization Plan. No later than March 31, 2001, Seminis will deliver to the Banks a financial plan through September 30, 2002, that includes a proposal for the repayment or refinancing of the Borrowers' indebtedness, obligations and liabilities under the Loan Documents by June 30, 2002, all in reasonable detail.

     11. Strategic Alternatives. No later than January 22, 2001, Seminis shall deliver to the Steering Committee a written list of strategic alternatives for Seminis being considered by Seminis during the Waiver Period and shall discuss such strategic alternatives with the Steering Committee. Thereafter Seminis shall deliver to the Steering Committee no less frequently than every two weeks update reports regarding the strategic alternatives being considered by Seminis and its operating initiatives.

     12. Financial Reporting. Seminis will furnish to the Administrative Agent:

     (a) in addition to the financial reports required by Section 7.4(a) of the Credit Agreement, as soon as available but in any event within 30 days after the close of each month, commencing January, 2001, consolidated and consolidating balance sheets, income statements and statements of cash flow for Seminis and not less than 90% of Seminis' consolidated Subsidiaries for such month and the year to date, all in reasonable detail, prepared by Seminis and certified by the chief financial officer or vice president world-wide corporate controller of Seminis; and

     (b) as soon as available but in any event within 30 days after the close of each month, commencing December, 2000, a comparison (including without limitation a detail of grower payments variance to budget) of Seminis' actual financial performance for such month to the Cash Flow Projections, all in reasonable detail, prepared by Seminis and certified by the chief financial officer or vice president world-wide corporate controller of Seminis.

     13. Additional Events of Default. Any one or more of the following shall constitute an Event of Default under the Credit Agreement:

          (a) On or before January 19, 2001, either (i) SVS does not receive cash proceeds from the sale or other disposition of its investment in LSL at the times and in the amounts shown on the Cash Flow Projections, or (ii) Seminis does not receive proceeds of the Bridge Loan in an amount not less than $7,000,000;

          (b) Seminis' cash used in operations for any period covered by the Cash Flow Projections shall at any time be more than 20% greater than the cumulative amount of the amount of cash used in operations shown on the Cash Flow Projections for the same period;

          (c) Cash provided by operations for any period covered by the Cash Flow Projections shall at any time be more than 20% less than the cumulative amount of such collections shown on the Cash Flow Projections for the same period; or

          (d) Default in the observance or performance of any covenant set forth in Sections 3, 6, 7, 8, 10, 11 or 12 hereof.

     14. Increase of Interest Rate Margins. From and after December 20, 2000, interest on all Loans and Reimbursement Obligations and the L/C Participation Fee shall accrue at a rate per annum determined by adding two percent (2%) (the "Additional Margin") to the variable rate applicable thereto on the date of this Agreement, it being understood and agreed that interest and L/C Participation Fees shall continue to be a variable rate from and after the date hereof. Interest and L/C Participation Fees at the Additional Margin shall accrue from and including December 20, 2000 until the Expiry Date, and shall be due and payable in two installments payable on April 30, 2001 and September 30, 2001. The installment due on April 30, 2001 shall be in an amount equal to one-half the interest and L/C Participation Fees accrued at the Additional Margin from December 20, 2000 through the Expiry Date and the installment payable on September 30, 2001 shall be in an amount equal to the other half of the unpaid interest and L/C Participation Fees accrued at the Additional Margin.

     15. Certain Fees and Expenses. In consideration of the waivers hereinabove provided, the Borrowers hereby agree to pay, or reimburse the Administrative Agent and the Banks for, all legal fees and expenses of the Administrative Agent and all fees and expenses of industry and financial consultants and the reasonable fees and expenses of The Mentor Group and US Bancorp Ag Credit, Inc. incurred in connection with the field audit of the Borrowers' books and records and inventory. The scope of the Administrative Agent's industry consultant's engagement shall include the valuation of the germplasm of Seminis and its Subsidiaries in accordance with an initial plan for such valuation to be established by the Steering Committee and Seminis by January 13, 2001, with such valuation to be completed no later than February 28, 2001. The Administrative Agent shall establish a budget for its industry consultant in consultation with Seminis.

     16. Availability. In consideration of the waivers provided in this Agreement, the Borrowers hereby agree that, anything contained in the Credit Agreement to the contrary notwithstanding, during the Waiver Period (and thereafter if any Potential Default or Event of Default shall have occurred and be continuing) the Borrowers shall have no right to request or obtain Revolving Credit Loans (other than Revolving Credit Loans obtained pursuant to Section 1.5 of the Credit Agreement to repay a Reimbursement Obligation on the date such Reimbursement Obligation arises) or Swingline Loans or the issuance of L/Cs under the Credit Agreement.

     17. Interest Periods. Anything contained in the Credit Agreement to the contrary notwithstanding, the Borrowers shall not be entitled to create, continue or convert LIBOR

Portions or select new Interest Periods therefor and all existing LIBOR Portions shall be converted into Base Rate Portions on the expiration of the Interest Periods currently applicable thereto.

     18. Amendment Fee. In consideration of the waivers provided in this Agreement, the Borrowers hereby agree to pay the Banks an amendment fee in an amount equal to one-quarter of one percent (0.25%) of the aggregate outstanding principal amount of the Term Loans, L/Cs and the Revolving Credit Loans on the date of this Agreement, payable on June 30, 2001.

     19. Assignments. Anything contained in the Credit Agreement to the contrary notwithstanding, the Borrowers' consent shall not be required in connection with the granting of any participation pursuant to Section 12.16 of the Credit Agreement or any assignment pursuant to Section 12. 17 of the Credit Agreement. The Administrative Agent shall give Seminis written notice of each assignment that has been presented to the Administrative Agent for recording in the Register.

     20. Representations and Releases. Each Borrower hereby represents, warrants, acknowledges and agrees that (i) there are no set offs, counterclaims or defenses against the Notes, the Credit Agreement (as amended or otherwise modified hereby) or any other Loan Documents (as amended or otherwise modified hereby or by the security agreement amendments) and (ii) there are no claims (absolute or contingent or matured or unmatured) or causes of action by any Borrower against any Bank or any Agent in connection with the Credit Agreement, the Notes and the other Loan Documents. Notwithstanding the immediately preceding sentence and as further consideration for the agreements and understandings contained herein, each Borrower hereby releases the Agents and the Banks, their respective predecessors, officers, directors, employees, agents, attorneys, affiliates, subsidiaries, successors and assigns, from any liability, claim, right or cause of action which now exists or hereafter arises as a result of acts, omissions or events occurring on or prior to the date hereof, whether known or unknown, in connection with the Credit Agreement, the Notes and the other Loan Documents.

     21. Restrictions on Certain Domestic Subsidiary. Seminis will not permit any Domestic Subsidiary that is not a party to the New Security Documents (as defined in Section 22) to own any Property, incur any liabilities or engage in any operations except in each case those existing on the date hereof and purchases and sales by PGI Alflalfa, Inc., an Iowa corporation, in the ordinary course.

     22. Conditions to Effectiveness. This Agreement shall become effective upon the satisfaction of all of the following conditions precedent on or before December 29, 2000:

     (a) The Administrative Agent shall have received counterparts hereof which, taken together, bear the signatures of the Borrowers and all of the Banks;

     (b) The Domestic Borrowers, Baxter Seed Co., Inc. ("Baxter"), Incotec, Inc. ("Incotec") and Petoseed International, Inc. ("Petoseed International") shall have granted to the Administrative Agent for the benefit of the Banks a security interest in all personal property (other than (i) equipment subject to leases and other prior liens or claims, (ii) fixtures, growing crops, (iii) SVS's equity interests in LSL and (iv) voting stock of foreign subsidiaries in excess of 66% of the voting stock of each foreign subsidiary) in which a security interest may be granted under the Uniform Commercial Code (the "UCC") and which may be perfected by the filing of a financing statement under the UCC, all pursuant to security agreements satisfactory in form and substance to the Required Banks (the "New Security Documents"), including without limitation all of the capital stock of Petoseed International, Inc., all current assets, equipment, general intangibles and intellectual property of the Domestic Borrowers, Baxter, Incotec and Petoseed International, and all stock of Choong Ang, Hungnong and all other Foreign Subsidiaries owned directly by the Domestic Borrowers or any of their Domestic Subsidiaries;

     (c) The Administrative Agent shall have received:

          (i) such financing statements as it may reasonably request to perfect the security interests granted to it under the New Security Documents;

          (ii) stock certificates representing 100% of the issued and outstanding capital stock of Petoseed International, Inc., together with blank stock powers therefor, and stock certificates representing 66% of the issued and outstanding capital stock of each of Hungnong, Choong Ang and Peto Mexico International, S.A. de C.V., together with an executed stock power (or equivalent, if any) executed in blank for each such certificate;

          (iii) an incumbency and signature certificate for each Borrower satisfactory in form and substance to the Administrative Agent; and

          (iv) a certificate of the secretary or assistant secretary of each of the Borrowers, Petoseed International and Incotec to the effect that the execution and delivery of this Agreement and the New Security Documents and the transactions contemplated hereby and thereby have been duly authorized by their respective boards of directors (or equivalent).

     (d) The Borrower shall have paid the Administrative Agent such fees and expenses, including legal fees and the retainer for the Administrative Agent financial consultants, for which the Administrative Agent has submitted an invoice.

     23. Certain Post-Closing Items. (a) No later than January 15, 2001, the Borrowers shall deliver to the Administrative Agent:

          (i) the favorable written opinions of (A) Milbank, Tweed, Hadley & McCloy, LLP, counsel for the Domestic Borrowers, as to the Domestic Borrowers, (B) Ronald Colton, Esquire, counsel to Incotec and Petoseed International, as to Incotec and Petoseed International, and (C) counsel to SVS Holland, as to SVS Holland, each in substance satisfactory to the Administrative Agent; and

          (ii) copies (executed or certified, as may be appropriate) of all documents or proceedings taken in connection with the execution and delivery of this Agreement and the New Security Documents to the extent the Administrative Agent requests; and

     (b) On January 3, 2001 Seminis shall deliver to the Administrative Agent a written report as to which of the Domestic Borrowers' Foreign Subsidiaries' stock is evidenced by certificates, the location of such certificates and the date (which may not be later than January 8, 2001) on which such certificates shall be delivered to the Administrative Agent.

     24. Exculpation of Steering Committee. Each of the Banks agrees that neither the members of the Steering Committee nor any of their respective directors, officers, agents or employees (the "Exculpated Parties") shall be liable to the Banks, any Bank or the Administrative Agent for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its own or their own gross negligence or willful misconduct. Each Exculpated Party shall be entitled to rely upon any notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and, in respect to legal matters, upon the opinion of legal counsel selected by the Steering Committee or the Administrative Agent or other information provided to the Steering Committee by the Steering Committee's or the Administrative Agent's financial advisors and industry consultants.

     25. Miscellaneous. Except as specifically modified hereby, all of the terms, conditions and provisions of the Credit Agreement shall stand and remain unchanged and in full force and effect. The Borrowers' obligations under Section
12.8 of the Credit Agreement shall be unaffected by the waiver contained herein. No reference to this Agreement need be made in any instrument or document at any time referring to the Credit Agreement, a reference to the Credit Agreement in any of such to be deemed to be a reference to the same as modified hereby. This Agreement may be executed in counterparts and by separate parties hereto on separate counterparts, each to constitute an original but all of which shall constitute one and the same instrument. The Borrowers hereby confirm that all representations and warranties made by them in the Loan Documents (as defined in the Credit Agreement) are true and correct as of the date hereof except to the extent that any of same expressly relate to any earlier date and acknowledge that their obligations under the Loan Documents are justly and truly owing without defense, offset or counterclaim. The waivers provided for herein shall be strictly construed and limited as hereinafter provided. This Agreement shall be deemed to be a "Loan Document" for purposes of the Credit Agreement and the other Loan Documents. This Agreement shall be construed in accordance with and governed by the laws of the state of Illinois.

     Dated as of December 29, 2000.

                                          SEMINIS, INC.


                                          By

                                             Its
                                                  ------------------------------


                                          SEMINIS VEGETABLE SEEDS, INC.


                                          By

                                             Its
                                                  ------------------------------


                                          SVS HOLLAND B.V.


                                          By

                                             Its
                                                  ------------------------------


                                          HARRIS TRUST AND SAVINGS BANK,
                                          individually and as Administrative
                                          Agent


                                          By
                                             Its Vice President


                                          CREDIT AGRICOLE INDOSUEZ


                                          By

                                             Its
                                                  ------------------------------

                                          By

                                              Its
                                                  ------------------------------


                                          BANK OF AMERICA, N.A.


                                          By

                                              Its
                                                  ------------------------------

                                          THE BANK OF NOVA SCOTIA


                                          By

                                              Its
                                                  ------------------------------


                                          COMERICA BANK


                                          By

                                              Its
                                                  ------------------------------


                                          BANK ONE


                                          By

                                              Its
                                                  ------------------------------


                                          BNP PARIBAS


                                          By

                                              Its
                                                  ------------------------------


                                          By

                                              Its
                                                  ------------------------------

                                          UNION BANK OF CALIFORNIA, N.A.


                                          By

                                              Its
                                                  ------------------------------


                                          FLEET NATIONAL BANK


                                          By

                                              Its
                                                  ------------------------------


                                          FORTIS CAPITAL CORP.


                                          By

                                              Its
                                                  ------------------------------


                                          COOPERATIEVE CENTRALE
                                          RAIFFEISEN-BOERENLEENBANK B.A.,
                                          "RABOBANK NEDERLAND", New York Branch


                                          By

                                              Its
                                                  ------------------------------


                                          By

                                              Its
                                                  ------------------------------


                                          SANWA BANK CALIFORNIA


                                          By

                                              Its
                                                  ------------------------------


                                          THE FUJI BANK, LIMITED


                                          By

                                              Its
                                                  ------------------------------

                                          THE MITSUBISHI TRUST & BANKING
                                          CORPORATION


                                          By

                                              Its
                                                  ------------------------------


                                          US BANCORP AG CREDIT, INC.


                                          By

                                              Its
                                                  ------------------------------


                                          THE DAI-ICHI KANGYO BANK, LTD.


                                          By

                                              Its
                                                  ------------------------------

                                    EXHIBIT A

                              CASH FLOW PROJECTIONS